November 15, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 15, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 29, 2005

The fourth paragraph in the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services – E. Rule 12b-1 Plan’’ is hereby deleted and replaced with the following:

The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class’ average daily net assets are currently each characterized as a ‘‘service fee’’ under the Rules of the NASD (of which the Distributor is a member). The ‘‘service fee’’ is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an ‘‘asset-based sales charge’’ as such is defined by the Rules of the NASD.

The seventh and eighth paragraphs in the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services – E. Rule 12b-1 Plan’’ is hereby deleted and replaced with the following:

With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.